SOFTWARE ESCROW AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

This SOFTWARE ESCROW AGREEMENT (the "Agreement") is executed this 13th day of December, 2010 (the "Effective Date"), in Makati City, Metro Manila, by and between:

METROPOLITAN BANK & TRUST COMPANY (METROBANK), a public corporation organized and existing under the laws of Philippines, and having its principal place of business at Metrobank Plaza, Sen Gil Puyat Avenue, 1200 Makati City, Philippines (hereinafter referred to as "METROBANK");

TELUPAY (M.E) FZE, a corporation organized and existing under the laws of the United Arab Emirates and with postal address at PO Box 50515, HFZ - Sharjah, U.A.E. (hereinafter referred to as "TELUPAY (M.E)");

TELUPAY (PHILIPPINES) INC., a corporation organized and existing under the laws of the Philippines and having its principal place of business at 6th Floor King's Court 2 Building, 2129 Chino Roces Street corner dela Rosa Street, Makati City, Philippines 1230 (hereinafter referred to as the "TELUPAY (PHIL.)");

- AND -

Gimenez Mayuga Gatmaitan and Associates, a corporation duly organized and existing under the laws of Philippines, and having its principal place of business at Suite 2311, CItyland 10, Tower 2, H.V. Dela Costa St. Salcedo Village, Makati City , Metro Manila, Philippines (hereinafter referred to as "ESCROW AGENT").

- RECITALS -

WHEREAS, TELUPAY M.E)'s licensee and Philippine affiliate, TELUPAY (PHIL.), has entered into a Service Provider Agreement dated December 13, 2010 (the "Service Provider Agreement") with METROBANK for the provision of mobile banking services (the "Services") through the use of the proprietary Mobile Banking Solution software (the "Software") licensed by TELUPAY (M.E) to TELUPAY (PHIL.);

WHEREAS FURTHER, TELUPAY (M.E) wishes to protect the confidentiality of the Software while providing METROBANK with access to the Software in the event that certain circumstances described in this Agreement occur; and,

WHEREAS FINALLY, TELUPAY (M.E) agrees to deposit in escrow the source and object code for such Software with the ESCROW AGENT in accordance with the terms and conditions of this Agreement;

NOW THEREFORE, for and in consideration of the foregoing premises, mutual covenants and agreements herein, the Parties hereby agree as follows:

1.     Appointment of ESCROW AGENT and Escrow Fees

(a)   TELUPAY (M.E) and METROBANK hereby appoint the ESCROW AGENT to hold in escrow the Materials as defined herein in accordance with the terms and conditions of this Agreement and the ESCROW AGENT agrees to act in such capacity.

(b)    In consideration for the services to be performed hereunder, TELUPAY (M.E) shall pay to the ESCROW AGENT a monthly escrow fee of SEVEN THOUSAND PESOS (PhP 7,000.00), Philippine Currency, which monthly escrow fee shall be reimbursed by TELUPAY (M.E) from TELUPAY (PHILIPPINES), INC. and METROBANK and in the event of failure to pay the said escrow fee by TELUPAY (M.E.), may be directly paid by METROBANK to the ESCROW AGENT, subject to reimbursement of a one-half portion thereof from TELUPAY (PHILIPPINES) INC. In the event of non-payment of escrow fees, ESCROW AGENT shall notify TELUPAY (M.E.) and METROBANK in writing of such default. If after the lapse of sixty (60) days from TELUPAY (M.E.) and/or METROBANK's receipt of the default notice, all due arrearages on the escrow fees remain unpaid, ESCROW AGENT shall have the right, without need of further notice and without any liability to any party whatsoever, to terminate this Agreement and destroy the Materials or, at the request of the TELUPAY (M.E), release and deliver the Materials to TELUPAY (M.E) or its duly authorized representative in the Philippines.

2.     Term of this Agreement

The term of this Agreement shall commence on the date of this Agreement and shall continue in full force and effect so long as the Service Provider Agreement remains in full force and effect, unless this Agreement is terminated as hereinafter set out.

3.   Materials Deposited in Escrow

TELUPAY (M.E) agrees to deposit with the ESCROW AGENT one (1) copy of the source and object code of the Software, duly recorded in machine-readable optical media (collectively, the "Materials").

4.   Modifications to Materials to be Deposited

TELUPAY (M.E) may, from time to time, and with the prior written consent of METROBANK update, improve or modify the Materials used by METROBANK in connection with the Services. TELUPAY (M.E) agrees and undertakes to deposit or cause to be deposited with the ESCROW AGENT, at the time such updates, improvements or modifications are made, one copy of such modified Materials, which shall be deemed part of the Materials deposited in escrow under this Agreement. However, such updates, improvements or modifications shall not cover any substantially new or rewritten version of the Software, which shall be considered new software that are not covered by the Materials.

5.     Release and Delivery of Materials by ESCROW AGENT

A. The occurrence of any of the following events ("Release Events") shall entitle METROBANK to a release and delivery of the Materials held in escrow by the ESCROW AGENT:

(i) TELUPAY (PHIL.) and its affiliate/s cease to carry on business;

(ii) TELUPAY (PHIL.) and its affiliate/s business operation(s) becomes bankrupt, insolvent, subject of receivership or in state of closure with finality where liquidation and dissolution is taking place, but not to cover restructuring;

(iii) METROBANK has duly exercised its right to acquire a license to the Software pursuant to Section 17.1 of the Service Provider Agreement.

B. The occurrence of any of the following events ("Release Events") shall entitle TELUPAY (M.E.) to a release and delivery of the Materials held in escrow by the ESCROW AGENT:

(i) METROBANK ceases to carry on business;

(ii) METROBANK becomes bankrupt, insolvent, subject of receivership or in state of closure with finality where liquidation and dissolution is taking place, but not to cover restructuring;

(iii) Upon termination of the Service Provider Agreement upon mutual agreement of the parties or non-renewal thereof.

6.    Notice of Release Event

A. Upon the occurrence of any of the Release Events under Clause 5 (A) hereof, METROBANK shall give written notice to the ESCROW AGENT, TELUPAY (PHIL.), and TELUPAY (M.E), specifying the Release Event in question, together with its sole written instruction for the release of the Materials to METROBANK. The ESCROW AGENT shall, without the need to verify whether such event of default being enforced is in accordance with the Service Provider Agreement, release and deliver the Materials held in escrow to METROBANK, not earlier than thirty (30) days from receipt of proof of actual service upon TELUPAY (M.E) and TELUPAY (PHIL.) of said notice. Nothing herein shall authorize the ESCROW AGENT to turn over physical possession of all or part of the Materials without presentation by METROBANK of the corresponding receipt from TELUPAY (M.E) evidencing full and unconditional payment of the License Fee provided in this Agreement.

B. Upon the occurrence of any of the Release Events under Clause 5 (B) hereof, TELUPAY (M.E) and/or TELUPAY (PHIL.) shall give written notice to the ESCROW AGENT and METROBANK specifying the Release Event in question, together with: (1) its sole written instruction for the release of the Materials to TELUPAY (M.E) for events under Clause 5 (B) (i), (ii) and (iii); or (2) the joint written instructions of the parties hereto for the release of the Materials to TELUPAY (M.E.) for the events under Clause 5 (B) (iv).

The ESCROW AGENT shall, without the need to verify whether such termination or event of default being enforced is in accordance with the Service Provider Agreement, release and deliver the Materials held in escrow to TELUPAY (M.E), not earlier than thirty (30) days from receipt of proof of actual service upon METROBANK of said notice.

If a party wishes to refute the occurrence of the Release Event as notified by the other party, it shall give notice to the ESCROW AGENT and seek legal reliefs from the appropriate court prior to the expiry of the thirty (30)-day period.

7.   Limited License

In the event of a duly established technical failure of the TELUPAY Software which technical failure amounts to a Severity One Level, as defined under the Service Level Agreement, and which technical failure likewise remains unresolved within the 30-day curative period provided under the Service Provider Agreement and METROBANK obtains from TELUPAY (M.E) a perpetual, non-exclusive, non-transferable, multi-user, limited license (the "License") to use the Software and/or the Materials upon full payment to TELUPAY (M.E) and/or its duly authorized representative or receiver of the amount of FIVE MILLION PESOS, Philippine currency (Php5,000,000.00), as and by way of software licensing fees (the "License Fee"), as provided in Section 17.1, paragraph 2 of the Service Provider Agreement, the ESCROW AGENT shall release the Materials to METROBANK. Nothing in this Agreement shall be construed or interpreted to grant METROBANK any right to seek the release and delivery of the Materials held in escrow without its full payment of the License Fee in accordance with this Section.

8.    Termination

This Agreement shall remain valid and in effect while the Service Provider Agreement is valid and effective and may not be terminated except upon the mutual written agreement of TELUPAY (M.E), TELUPAY (PHIL.), and METROBANK. Release of the Materials to TELUPAY (M.E.) shall be made only upon the ESCROW AGENT's receipt of joint written instructions to the ESCROW AGENT from all the parties to this Agreement, terminating this Agreement and ordering the release and delivery of the Materials to TELUPAY (M.E).

9.      Representations, Warranties and Indemnifications

(a) ESCROW AGENT represents and warrants that:

(i)  It has the legal capacity and capability to enter into this Agreement and fully perform all of its obligations and provide the services hereunder;

(ii)  It shall use commercially reasonable efforts to keep the Materials in safe keeping and perform its obligations as escrow agent in accordance with the terms of this Agreement;

(iii)   It shall not disclose to any third party or make use of the Materials without the express joint written approval of both TELUPAY (M.E) and METROBANK;

(iv)   It shall takes such steps as are reasonably necessary and desirable to protect the confidentiality of the Materials and prevent the unauthorized disclosure thereof, including without limitation storing the Materials in such away to preserve the confidentiality of the Materials and restrict disclosure of and access to the Materials.

(b)    ESCROW AGENT shall not be held responsible or liable for any acts of TELUPAY (M.E) and/or METROBANK and ESCROW AGENT shall have no liability under this Agreement whatsoever except for its acts of negligence, misconduct or a material breach of this Agreement. TELUPAY (M.E) and METROBANK shall indemnify and save harmless ESCROW AGENT from any and all damages, costs and liability suffered by ESCROW AGENT arising from the implementation of, or resulting from the breach of this Agreement and the Service Provider Agreement by the parties hereto, or any breach or infringement of any law or right of any third party attributable to TELUPAY (M.E) and/or METROBANK.

10. Notice

Any notice required or permitted to be given hereunder shall be in writing and shall be deemed given (i) when delivered personally to any officer of the party being notified; or (ii) on the third business day after being sent by registered or certified mail, postage prepaid, addressed as follows (unless due notice of any change in address is duly served beforehand upon all the other parties) :

To TELUPAY (M.E):

TELUPAY (M.E) FZE
c/o: TELUPAY PHILIPPINES, INC..
6th Floor King's Court 2 Building, 2129 Chino Roces Street corner dela Rosa Street
Makati City, Philippines 1230
Tel. Nos. _________________
Fax Nos. _________________
Attention: Mr. Adrian Crawford Ansell

To METROBANK:

METROPOLITAN BANK & TRUST COMPANY
Metrobank Plaza
Sen Gil Puyat Avenue
Makati City, Philippines 1200
Tel. Nos. (632) 659 7595
Fax Nos. (632) 659 7595
Attention: Mr. Adrian F. Villanueva/Mr. Nonato P. Arboleda

To TELUPAY (PHIL.):

TELUPAY (PHILIPPINES), INC
6th Floor King's Court 2 Building, 2129 Chino Roces Street corner dela Rosa Street
Makati City, Philippines 1230
Tel. Nos. (632) 659 7595
Fax Nos. (632) 659 7595
Attention: Mr. Jose Luis Romero-Salas/Rosarito Deferia Carrillo

To ESCROW AGENT:

Gimenez Mayuga Gatmaitan and Associates
Suite 2311, CItyland 10, Tower 2
H.V. Dela Costa St. Salcedo Village, Makati City
Telefax: 753-2232
Tel. No: 753-2234
ATTENTION: Atty. Jessie P. Gimenez

11.   Force Majeure

No party hereto shall be responsible for any losses or damages to any other party occasioned by delays in the performance or non-performance of any of its obligations when caused by Acts of God, strike, acts of war, inability of supplies or material or labor or any other cause beyond the reasonable control of the non-performing party.

12.   Severability

In the event any portion of this Agreement is deemed to be invalid or unenforceable, such portion shall be deemed severed and the parties agree that the remaining portions of this Agreement shall remain in full force and effect.

13.   Assignment

Excepting TELUPAY (Philippines) Inc.'s assignment of the Service Provider Agreement and/or the assignment of the Software and/or the Materials to an affiliate, which assignments may be undertaken without need of consent but with appropriate notice to the other party under the Service Provider Agreement, neither party may assign or otherwise transfer this Agreement without the prior written consent of the other parties. This Agreement shall inure to the benefit of and bind the parties hereto and their respective legal representatives, successors and assigns.

14.   Governing Law and Venue

This Agreement shall be governed by and construed in accordance with the laws of the Republic of the Philippines. The venue of any and all judicial actions arising from or connected with the execution, implementation, operation, and termination of this Agreement shall be vested exclusively in the proper courts of the City of Makati, Philippines.

15.  Entire Agreement

This Agreement, including the recitals, sets forth the entire agreement between the parties with respect to the subject matter hereof and shall be amended only by a writing signed by the parties.

16. Counterparts

This Agreement may be executed in counterparts in the same form and such parts so executed shall together form one original document and be read and construed as if one copy of the Agreement had been executed.

IN WITNESS WHEREOF, each of the Parties, by its representative, has executed this Agreement as of the Effective Date.

METROPOLITAN BANK & TRUST COMPANY

By:

/s/ Adrian F. Villanueva        ___________ /s/ Nonato P. Arboleda     _____________
Adrian F. Villanueva                           Nonato P. Arboleda

TELUPAY (M.E) FZE

By:

/s/ Adrian Crawford Ansell__________
Adrian Crawford Ansell

TELUPAY (PHILIPPINES) INC.

By:

/s/ Jose Luis Romero-Salas               /s/ Rosarito Deferia Carrillo
Jose Luis Romero-Salas                   Rosarito Deferia Carrillo

ESCROW AGENT

By:

/s/ Jessie P. Gimenez

BEFORE ME, a duly authorized notary public for and in the above-named jurisdiction, personally appeared on this 13th day of December, 2010, the following, who are personally known to me and/or identified through competent evidence of identity and with community tax certificate/s, to wit:

Name	CTC No./I.D. /Passport No.	Date/Place Issued	Competent Evidence of Identity (Type of I.D./ I.D. No.)	Valid Until
METROPOLITAN BANK & TRUST COMPANY
Adrian F. Villanueva
Nonato P. Arboleda
TELUPAY (PHILIPPINES) INC.
Jose Luis Romero-Salas
Rosarito Deferia Carrillo
TELUPAY (M.E) FZE
Adrian Crawford Ansell

known to me and to me known to be the same persons who executed the foregoing Software Escrow Agreement and who acknowledged to me that the same is their free and voluntary act and deed and of the corporations they represent and are duly authorized to sign, if acting in a representative capacity.

WITNESS MY HAND AND SEAL on ______________ at ___________.

Doc. No. ____;
Page No.____ ;
Book No.____;
Series of 2010.